SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2000


                             FORT JAMES CORPORATION
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Virginia                   1-7911                 54-0848173
       --------------            --------------           --------------
(State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)          File Number)           Identification No.)



         1650 Lake Cook Road
         Deerfield, Illinois                                60015-4753
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:  (847) 317-5000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     On July 19, 2000, Fort James Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.  The following exhibits are filed as part of this report:
            --------
            99.1  Press Release, dated July 19, 2000.


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2000


                                    FORT JAMES CORPORATION


                                    By:  /s/   Clifford A. Cutchins
                                       ------------------------------------
                                        Name:  Clifford A. Cutchins
                                        Title: Senior Vice President, General
                                               Counsel and Corporate Secretary


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                                  EXHIBIT INDEX

Exhibit
Number                            Description
------                            -----------

Exhibit 99.1      Press Release, dated July 19, 2000.